EXHIBIT 24.1

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                           Arthur Andersen LLP

                                                          Exhibit 24.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference I this registration statement of our reports dated October 7, 1997 included in Computer Transceiver Systems, Inc. Form 10-K for the year ended July 31, 1997 and to all references to our Firm included in this registration statement.



                                          S/Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
February 6, 1998
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